EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of National Holdings Corporation (the “Company”) on Form 10-K for the fiscal year ended September 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark D. Klein, Co-Executive Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mark D. Klein

Mark D. Klein

Co-Executive Chairman and Chief Executive Officer

December 27, 2013